                                                                   EXHIBIT 26(r)

                        Minnesota Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements

     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242, 333-140230, and 333-182763) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604, 333-148646, and 333-183590) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

     NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Gary R. Christensen as attorney in fact for the purpose of signing his name and on our behalf as Director of Minnesota Life and filing with the Securitiesand Exchange Commission Registration Statements, or any amendment thereto, forthe purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and
b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

             Signature                        Title                  Date
             ---------                        -----                  ----


    /s/ Robert L. Senkler             Chairman of the Board,    October 15, 2012
-----------------------------------   President and Chief
    Robert L. Senkler                 Executive Officer


    /s/ Mary K. Brainerd              Director                  October 15, 2012
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    Mary K. Brainerd


                                      Director                  October 15, 2012
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    John W. Castro


    /s/ Gary R. Christensen           Director                  October 15, 2012
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    Gary R. Christensen


    /s/ Sara H. Gavin                 Director                  October 15, 2012
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    Sara H. Gavin


    /s/ John F. Grundhofer            Director                  October 15, 2012
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    John F. Grundhofer


    /s/ Christopher M. Hilger         Director                  October 15, 2012
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    Christopher M. Hilger



    /s/ John H. Hooley                Director                  October 15, 2012
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    John H. Hooley


    /s/ Dennis E. Prohofsky           Director                  October 15, 2012
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    Dennis E. Prohofsky


                                      Director                  October 15, 2012
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    Trudy A. Rautio


    /s/ Randy F. Wallake              Director                  October 15, 2012
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    Randy F. Wallake


    /s/ Warren J. Zaccaro             Director                  October 15, 2012
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    Warren J. Zaccaro